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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 21, 2004


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                                  1-14337                 36-2875386
----------------------------           ------------               ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

1300 East Ninth Street, Cleveland, Ohio                           44114
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 216-696-7000





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Item 5.  Other Events.

On June 21, 2004, Penton Media, Inc. (the "Company") issued a press release announcing the appointment of David B. Nussbaum as chief executive officer and Royce Yudkoff as non-executive chairman. The press release is attached hereto as exhibit 99.1.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            Penton Media, Inc.



                                            By: /s/ Preston L. Vice
                                                ----------------------------
                                                Name:  Preston L. Vice
                                                Title:  Chief Financial Officer


Date:  June 22, 2004




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                                  EXHIBIT INDEX


Exhibit                  Description
-------                  -----------
99.1                     Press release dated June 21, 2004.